UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported) July 1, 2009
SPECIALTY UNDERWRITERS’ ALLIANCE, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	000-50891	20-0432760

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

222 South Riverside Plaza, Chicago, Illinois	60606

(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code:	(888) 782-4672
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBITS INDEX
EX-99.1

Explanatory Note: This Current Report on Form 8-K/A (Amendment No. 1) amends the Form 8-K filed by Specialty Underwriters’ Alliance, Inc. on July 2, 2009 solely to file the disclosure below under Item 5.02, which had previously inadvertently been filed under Item 5.01 due to a transmission error during the filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On July 1, 2009, Mr. Peter E. Jokiel resigned as a member of the board of directors (the “Board”) of Specialty Underwriters’ Alliance, Inc. (the “Company”) effective immediately. Mr. Jokiel was a member of the Executive Committee of the Board. His decision to resign was not as a result of any disagreement with the Company or its management.
Concurrently with Mr. Jokiel’s resignation, upon the recommendation of the Nominating and Corporate Governance Committee of the Company (the “Committee”), the Board appointed Mark E. Pape to fill the vacancy created by Mr. Jokiel’s resignation. Mr. Pape was appointed as a director pursuant to the previously disclosed agreement entered into by and among the Company and Hallmark Financial Services, Inc. (“Hallmark”), American Hallmark Insurance Company of Texas (“American Hallmark”), Hallmark Specialty Insurance Company (“Hallmark Specialty”), Mark E. Schwarz, C. Gregory Peters, Mark E. Pape and Robert M. Fishman on June 5, 2009 (the “Agreement”). Under the terms of the Agreement, the Company agreed that the Committee would meet with two individuals nominated by Hallmark and, to the extent the Committee found any such persons qualified to serve as a director of the Company, recommend one such person to the Board to be appointed as a director simultaneously with Mr. Jokiel’s resignation. Mr. Pape was appointed to the Board pursuant to this procedure.
There are no related party transactions between the Company and Mr. Pape. Mr. Pape has not been appointed to serve on any committees of the Board.
A copy of the press release dated July 1, 2009 announcing the appointment of Mr. Pape is attached hereto as Exhibit 99.1 and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(a) Financial Statements of Business Acquired.
None.
(b) Pro Forma Financial Information.
None.
(c) Shell Company Transactions.
None.

(d) Exhibits:

Exhibit No.	Description

Exhibit 99.1	Press Release Announcing Appointment of Mark E. Pape

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 2, 2009

SPECIALTY UNDERWRITERS’ ALLIANCE, INC.
By:	/s/ Scott Goodreau
	Name:	Scott Goodreau
	Title:	Senior Vice President, General Counsel, Administration & Corporate Relations

EXHIBITS INDEX
99.1	Press Release Announcing Appointment of Mark E. Pape